AB Cap Fund, Inc.

AB Concentrated Growth Fund

Portfolio of Investments

March 31, 2022 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.9%
Information Technology – 33.1%
Electronic Equipment, Instruments & Components – 9.8%
Amphenol Corp. - Class A	808,140	$60,893,349
CDW Corp./DE	401,823	71,882,116

		132,775,465

IT Services – 13.7%
Automatic Data Processing, Inc.	320,026	72,818,716
Mastercard, Inc. - Class A	316,492	113,107,911

		185,926,627

Software – 9.6%
Microsoft Corp.	421,394	129,919,984

		448,622,076

Consumer Discretionary – 23.2%
Auto Components – 4.3%
Aptiv PLC(a)	482,969	57,816,219

Internet & Direct Marketing Retail – 8.5%
Amazon.com, Inc.(a)	35,295	115,059,935

Specialty Retail – 4.2%
TJX Cos., Inc. (The)	950,198	57,562,995

Textiles, Apparel & Luxury Goods – 6.2%
NIKE, Inc. - Class B	622,685	83,788,494

		314,227,643

Health Care – 20.3%
Health Care Equipment & Supplies – 11.4%
Abbott Laboratories	743,897	88,047,649
Cooper Cos., Inc. (The)	157,610	65,816,360

		153,864,009

Life Sciences Tools & Services – 4.6%
IQVIA Holdings, Inc.(a)	270,433	62,526,814

Pharmaceuticals – 4.3%
Zoetis, Inc.	310,073	58,476,667

		274,867,490

Communication Services – 4.7%
Interactive Media & Services – 4.7%
Meta Platforms, Inc. - Class A(a)	289,324	64,334,084

Industrials – 4.6%
Commercial Services & Supplies – 3.1%
Stericycle, Inc.(a)	728,908	42,947,260

Electrical Equipment – 1.5%
Eaton Corp. PLC	132,932	20,173,760

		63,121,020

1

Company	Shares	U.S. $ Value

Financials – 4.6%
Capital Markets – 4.6%
Charles Schwab Corp. (The)	745,038	$62,814,154

Consumer Staples – 4.3%
Beverages – 4.3%
Constellation Brands, Inc. - Class A	251,872	58,011,159

Real Estate – 4.1%
Equity Real Estate Investment Trusts (REITs) – 4.1%
American Tower Corp.	221,482	55,640,708

Total Common Stocks (cost $1,091,038,074)		1,341,638,334

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 0.19%(b) (c) (d) (cost $17,079,019)	17,079,019	17,079,019

Total Investments – 100.2% (cost $1,108,117,093)(e)		1,358,717,353
Other assets less liabilities – (0.2)%		(2,333,310)

Net Assets – 100.0%		$1,356,384,043

(a)	Non-income producing security.
(b)	Affiliated investments.
(c)	The rate shown represents the 7-day yield as of period end.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(e)

As of March 31, 2022, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $262,526,774 and gross unrealized depreciation of investments was $(11,926,514), resulting in net unrealized appreciation of $250,600,260.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market.

Glossary:

REIT – Real Estate Investment Trust

2

AB Cap Fund, Inc.

AB Concentrated Growth Fund

March 31, 2022 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2022:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks(a)	$1,341,638,334	$—	$—	$1,341,638,334
Short-Term Investments	17,079,019	—	—	17,079,019

Total Investments in Securities	1,358,717,353	—	—	1,358,717,353
Other Financial Instruments(b)	—	—	—	—

Total	$1,358,717,353	$—	$—	$1,358,717,353

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/ (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3

A summary of the Fund’s transactions in AB mutual funds for the nine months ended March 31, 2022 is as follows:

Fund	Market Value 06/30/2021 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 03/31/2022 (000)	Dividend Income (000)
Government Money Market Portfolio	$19,954	$208,656	$211,531	$17,079	$2

4